                                                                ANNUAL REPORT TO
                                                            SHAREHOLDERS FOR THE
                                                   YEAR ENDED SEPTEMBER 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

Seeking capital appreciation through the use of aggressive investment techniques

KEMPER
AGGRESSIVE GROWTH FUND

              "... Generally speaking we believe that, having too
                  many holdings dilutes the impact of our best
              investment ideas. ... Our goal is to seek a smaller
                       group of top-notch companies. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
10
INDUSTRY SECTORS
11
LARGEST HOLDINGS
12
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
17
NOTES TO FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS
23
REPORT OF INDEPENDENT AUDITORS

AT A GLANCE
-------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND
TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
-------------------------------------------------------------------------------

 CLASS A                   40.44%
 CLASS B                   39.06%
 CLASS C                   38.93%
-------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    9/30/99   9/30/98
-------------------------------------------------------------------------------
KEMPER AGGRESSIVE
GROWTH FUND CLASS A                 $15.42    $10.98
-------------------------------------------------------------------------------
KEMPER AGGRESSIVE
GROWTH FUND CLASS B                 $15.06    $10.83
-------------------------------------------------------------------------------
KEMPER AGGRESSIVE
GROWTH FUND CLASS C                 $15.06    $10.84
-------------------------------------------------------------------------------

THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH THE FUND INCLUDING OPERATION AS A NONDIVERSIFIED FUND, WHICH ALLOWS MORE ASSETS TO BE INVESTED IN FEWER ISSUERS, AND FLEXIBILITY TO CONCENTRATE IN VARIOUS INVESTMENT SECTORS AND TO INVEST SIGNIFICANT ASSETS IN SMALLER COMPANIES, WHICH PRESENT GREATER RISK THAN LARGER, MORE ESTABLISHED COMPANIES. THERE IS NO ASSURANCE THAT THE FUND'S MANAGEMENT STYLE WILL BE SUCCESSFUL OR THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

TERMS TO KNOW

YOUR FUND'S STYLE

-------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
-------------------------------------------------------------------------------

Source: Morningstar, Inc. Chicago, IL (312) 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER AGGRESSIVE GROWTH FUND IN THE LARGE-CAP GROWTH CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

CYCLICAL STOCK A stock that carries a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly; in decelerating economies, they tend to decline quickly. Cyclical stocks include those of companies in the industrial machinery, paper and forestry, automobile and construction sectors.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current share price by the number of shares outstanding.

NARROW MARKET In a narrow market, the majority of the gains are earned by a small number of stocks. In contrast, in a broad market, a large group of stocks contribute to the overall gains.

ECONOMIC OVERVIEW

Scudder Kemper Investments, the investment manager for Kemper Funds, is one of the largest and most experienced investment management organizations in the world, managing more than $290 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Scudder Kemper investments offers a full range of investment counsel and asset management capabilities based on a combination of proprietary research and disciplined, long-term investment strategies.

DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.

  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.

  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers are buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.

  As for tight labor markets, the traditional economic view is that tight labor markets -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?

  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.

  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.

  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.

  Supporting our theory are two distinct and important sets of data which were released in late October: The Bureau of Economic Analysis (BEA) released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics
(BLS) released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.

  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.

  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)

  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.

  These figures tell us that the Fed won't have inflation as an excuse to raise interest rates for a third time this year when it meets on Nov. 16 to decide whether to raise key interest rates for the third time this year.

  But more importantly, if these numbers prove anything, it's that conventional wisdom that growth causes inflation should be turned on its head. The Fed, in deciding to

ECONOMIC OVERVIEW

target growth itself, wants the country to slow down to prevent an inflation outbreak. This is a dangerous game. If it succeeds in slowing growth, inflation could easily disappear or turn into deflation. Real rates that are already high would turn punitive. Credit quality would deteriorate rudely. Only rapid growth can ensure that companies and consumers can continue to pay their bills.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

ECONOMIC GUIDEPOSTS

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

  THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (8/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
10-year Treasury rate (1)                       5.94                   5.00                   5.34                   6.30
Prime rate (2)                                  8.06                   7.75                   8.50                   8.50
Inflation rate (3)*                             2.00                   1.60                   1.68                   2.16
The U.S. dollar (4)                            -6.36                  -1.53                   8.17                  10.10
Capital goods orders (5)*                      11.84                   5.11                   3.05                  10.30
Industrial production (5)*                      3.58                   1.55                   2.71                   5.59
Employment growth (6)*                          2.17                   2.37                   2.67                   2.39

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*Data as of 9/30/99.

SOURCE: Economics Department, Scudder Kemper Investments, Inc.



The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of the economic advisors of Scudder Kemper Investments, Inc. as of October 28, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

To obtain a Kemper Funds prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

PERFORMANCE UPDATE

SEWALL HODGES IS A SENIOR VICE PRESIDENT WITH SCUDDER KEMPER INVESTMENTS, INC. HODGES BRINGS MORE THAN 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND AND SERVES AS THE LEADER OF THE COMPANY'S SMALL-CAP INVESTING TEAM. HODGES IS SUPPORTED BY THE FIRM'S LARGE STAFF OF RESEARCH ANALYSTS, TRADERS AND OTHER INVESTMENT PROFESSIONALS.

SUBSEQUENT TO THE END OF THE FISCAL-YEAR PERIOD, J. C. CABRERA JOINED THE INVESTMENT TEAM AS A PORTFOLIO MANAGER. CABRERA CONTRIBUTES MORE THAN A DECADE OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


THE ANNUAL PERIOD HAS BROUGHT MANY OBSTACLES TO THE EQUITY INVESTOR. DESPITE THESE CHALLENGES, FOR THE FISCAL YEAR, KEMPER AGGRESSIVE GROWTH FUND (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGES) RETURNED MORE THAN 40 PERCENT TO ITS SHAREHOLDERS. LEAD PORTFOLIO MANAGER SEWALL HODGES DISCUSSES THE MARKET CLIMATE, PERFORMANCE AND THE FUND'S INVESTMENT PHILOSOPHY.

Q    FOR THE ONE-YEAR PERIOD ENDING SEPTEMBER 30, 1999, KEMPER AGGRESSIVE
GROWTH FUND EARNED 40.44 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGES). SEWALL, COULD YOU PUT THIS GAIN INTO A BROADER CONTEXT FOR US?

A    Kemper Aggressive Growth Fund's return meaningfully exceeded the gains of both the large-cap Standard & Poor's 500 index (+27.79 percent) and the small-cap Russell 2000 index (+19.07 percent).

     Over the past 20 calendar years, stocks have posted an average yearly return of 18 percent. The past few years -- including this most recent fiscal-year period -- have been a particularly robust time. We can only be pleased with a year in which the fund produces a gain well in excess of this 18 percent hurdle and, at the same time, beats the benchmark indices.

Q   PLEASE PROVIDE US WITH AN OVERVIEW OF SOME OF THE KEY THEMES AND EVENTS
THAT SHAPED THE MARKET DURING THE PAST YEAR.

A   The past year has not been smooth for investors. The stock market continued to be turbulent and narrow (see Terms To Know on page 2). When the fiscal year began in October 1998, the fallout from the Russian debt default was in full swing. Equity prices in the first week of October 1998 declined sharply worldwide. Because they offered a higher degree of perceived stability and liquidity, large-cap companies outperformed.

     In hindsight, the October decline in valuations proved to be an exceptional buying opportunity. The commercialization of the Internet was just starting. The resulting investment cycle created by the Internet over the past year continues today. Numerous newly formed companies came to market with strong business plans and growth prospects. It appears that the Internet will affect all but a very few businesses. Investors recognize this, having rewarded the leaders and punished the losers. The growth prospects for electronic commerce appear so strong that many slower-growth, traditional industries were not able to compete for investor attention. The market experienced a sharp rotation into cyclical and value stocks in April 1999. This was a result of Internet companies becoming overvalued in the short term as well as rising long-term interest rates and oil prices. This rotation was short-lived, as investors returned strongly to growth stocks.

     Thanks to this excitement about the Internet, the technology sector provided an excellent spot to create returns for Kemper Aggressive Growth Fund's shareholders.

     The health-care industry proved a disappointment this year. The sector stumbled in a climate of legislative and political uncertainty. Interest-rate increases also hurt many financial-service companies. Despite high consumer confidence,

PERFORMANCE UPDATE

retail and consumer-staples stocks faced challenges of Internet-generated deflation.

     Other issues unique to 1999 were the advent of the Internet "day traders" and the year 2000 computer-glitch phenomenon.

Q    YOU BECAME THE LEAD PORTFOLIO MANAGER OF KEMPER AGGRESSIVE GROWTH FUND
MID-WAY THROUGH THE FISCAL YEAR. DID THE FUND CHANGE ITS INVESTMENT OBJECTIVE, TOO?

A    The fund's objective remains the same. Kemper Aggressive Growth Fund continues to seek capital appreciation by investing in rapidly growing companies. To this end, our charter affords us a high degree of flexibility. We can invest in companies of any size, and in any industry or sector. The fund is tailored to more-aggressive investors, who are comfortable taking on added risk in exchange for greater return potential.

Q    PLEASE TELL US ABOUT YOUR INVESTMENT APPROACH.

A    We evaluate investments using rigorous qualitative and quantitative analysis on a company-by-company basis. Our qualitative research process focuses on seven fundamental business attributes:

  1. Product innovation and/or new business lines

  2. Competitive position

  3. A high percentage of revenues from repeat customers

  4. Talented management

  5. Ability to manage product prices and to control costs

  6. Superior industry growth

  7. Strong balance sheets and free cash flows

     All of the fund's investments are ranked in these above seven categories. This process leads us to a good understanding of a company's strengths and weaknesses. It also provides a mechanism by which business risk and opportunity can be gauged. In particular, we make a point of avoiding companies in which management is weak: If we don't have confidence in the people at the helm of a company, we'll steer clear.

Q    COULD YOU GIVE US SOME EXAMPLES OF YOUR STOCK-SELECTION DISCIPLINE IN
ACTION?

A    Vitesse Semiconductor, one of our largest holdings, is a standout company as ranked by our investment process. An innovative designer of integrated circuits for communications equipment, the company scores high on all seven of our criteria. Vitesse's management has an impressive level of scientific and technical expertise, as well as the ability to manage costs and cash flow. Thanks to increased demand for high-speed communications, the market for Vitesse's products is growing. In terms of competition, Vitesse is well positioned, as its products are proprietary in the marketplace.

     VISX is another example of an exceptional growth stock. The company is the leading provider of a revolutionary laser treatment used for permanently correcting poor vision, including both nearsightedness and farsightedness. VISX also offers quality management and dominates its markets. One weakness is that the company generates little repeat revenues, because a client undergoes the operation only once. However, our analysis indicates that the market for vision correction is so large that repeat revenues are not required to ensure high growth for many years.

Q    SOME FUNDS -- SUCH AS INDEX FUNDS -- INVEST IN HUNDREDS OF STOCKS, WHILE
OTHER FUNDS INVEST IN FAR FEWER. WHERE DOES KEMPER AGGRESSIVE GROWTH FUND FIT
IN?

A    Well, index funds serve a different purpose from aggressive-growth funds.
While the very broad diversification of index funds may be appropriate as a core component of a larger portfolio, Kemper Aggressive Growth Fund is designed to serve the needs of investors who wish to participate in the highest-growth segments of the U.S. economy.

     Generally speaking, we believe that having too many holdings dilutes the impact of our best investment ideas. Investing in a large number of average or slightly better than average companies isn't what we want to do. Instead, our goal is to seek a smaller group of top-notch companies. We have calculated statistically that only a small percentage of the available investment universe are great long-term growth stocks. Therefore, we believe in limiting the number of investment positions. Doing so focuses us on the investments with the greatest promise. Shareholders should expect the fund to hold between 50 and 70 stocks, on average.

     Also, in keeping with our aggressive-growth charter, we believe it makes sense to maintain a relatively high degree of concentration in our largest holdings. We don't feel it inappropriate if the fund's top 20 holdings comprise more than half of the portfolios' assets. At the present time, our top 20 names account for roughly 40 percent of the fund's net assets. Building our concentration in the stocks we like best is one of our key objectives for the upcoming year.

PERFORMANCE UPDATE

Q    OVER THE PAST FEW YEARS, THE MARKETS HAVE FAVORED LARGE-CAP STOCKS OVER
SMALL CAPS. DO YOU ALLOCATE THE FUND'S ASSETS BY MARKET CAP?

A    Market capitalization is not a consideration of our investment approach.
We are not going to limit ourselves to a certain percentage of small, medium-size or large companies. Simply put, great companies are great for reasons that are more often related not to their market capitalization, but to other factors. A predetermined market-cap allocation only makes it more difficult to own the best growth stocks. Therefore, we give ourselves the flexibility to invest without market-cap restrictions.

Q    WHAT ARE SOME OF THE FACTORS THAT BENEFITED THE FUND DURING THE FISCAL
YEAR?

A    Many of our technology stocks earned outstanding gains. These include semiconductor companies such as Applied Micro Circuits, Vitesse Semiconductor and Linear Technology. We also had large profits in Comverse Technologies. Comverse provides multimedia-telecommunications applications, including sophisticated voice-mail and voice-identification systems. Lexmark International, a manufacturer of computer printers and printer accessories, has also contributed to performance.

     While technology companies dominated our roster of top performers, stocks from other sectors also contributed gains. Entertainment company Univision Communications has been nicely rewarded. Currently one of the fund's largest holdings, Univision offers quality exposure to Spanish-language media, a rapidly growing market. The company operates television and radio stations, as well as producing television content.

     Although many health-care stocks suffered, eye laser surgery innovator VISX was a bright star. Litigation concerns did slow the stock during points of the year, but VISX has emerged unscathed, with excellent prospects for continued growth.

Q    WHAT FACTORS HINDERED PERFORMANCE?

A    In general terms, we were hurt by not holding an even greater concentration in technology stocks. We should have invested more heavily in our best technology names, instead of diverting money into less-successful sectors. So, during the fiscal year, too much diversification hurt performance.

     In particular, our limited exposure to the ".com" group was an opportunity lost. Compared with many other aggressive-growth funds, we took a more cautious approach to the Internet retailers, such as Amazon.com and ebay. We simply didn't own as many of the pure-Internet companies, and this shortage hindered our relative performance. To a significant extent, our lack of participation was dictated by our investment discipline. Many of these favored stocks did not meet our investment criteria and often lacked such characteristics as defensible competitive positions and management strength.

     Although we did not have extensive exposure to financial-service stocks, any exposure has stung performance. Insurance companies faced tough terrain, and our exposure to Provident Life clipped our overall returns. Our exposure to credit-service providers also put a damper on performance. Providian Financial, a provider of secured credit cards, revolving credit lines, loans and lending services, was one of our largest holdings as we rounded the semiannual mark. Unfortunately, it toppled in the wake of fears regarding a potential earnings disappointment. We were similarly stung by Metris, another company involved in credit and transaction services.

     Also, we would have been better served by earlier recognition of the rebound in energy stocks. Our exposure to the sector was minimal, and, in retrospect, this proved to be an unfortunate misjudgment.

Q    WHAT AREAS ARE HOLDING APPEAL?

A    As bottom-up investors, we invest stock-by-stock, rather than industry-by-industry. That said, we continue to find many attractive technology stocks. These include companies involved in digital cameras, digital television services, Internet-linked telecommunications, semiconductors, contract manufacturing, and outsourcing and mobile communications.

Q    YOU'VE MENTIONED THAT THE INTERNET'S GROWTH HAD A SIGNIFICANT IMPACT ON
THE STOCK MARKET. HOW IS THE FUND PARTICIPATING IN THE GROWTH OF THE INTERNET AND ELECTRONIC COMMERCE?

A    The portfolio currently includes a stake in America On Line (AOL). AOL combines Internet and e-commerce exposure with a strong track record and sound fundamentals. We believe that AOL offers outstanding growth potential. The company is signing up new customers, expanding globally and building strategic alliances.

PERFORMANCE UPDATE

     But AOL is not the typical Internet company. As we noted, many ".com" companies are still unknown quantities and continue to trade at high valuations. In our view, that translates into a high degree of business risk. However, we recognize the outstanding growth potential of the Internet and are watching the ".com" group carefully.

     Meanwhile, we're investing heavily in Internet-infrastructure companies. These are the companies that are building and supporting the growth of the Internet and electronic commerce. Examples are Intuit (financial-management software), Mercury Interactive (client-server software) and Linear Technology (component-based technology).

Q    SEWALL, DO YOU HAVE ANY CLOSING THOUGHTS FOR THE SHAREHOLDERS?

A    Well, as always, we encourage shareholders to remember that when it comes to aggressive-growth investing, ups and downs are par for the course. That's a message that bears repeating in both good and bad market climates. A long-term outlook is essential. But, we believe that just as there is volatility, there is also opportunity. As we move into the next year, we remain focused on this opportunity and dedicated to seeking high-quality stocks with outstanding earnings-growth potential.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                       1-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND CLASS A              32.36%       18.74%      (since 12/31/96)
---------------------------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND CLASS B              36.06        19.51       (since 12/31/96)
---------------------------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND CLASS C              38.93        20.30       (since 12/31/96)
---------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 12/31/96 to 9/30/99

                                                    KEMPER AGGRESSIVE                                     STANDARD & POOR'S 500
                                                  GROWTH FUND CLASS A1         RUSSELL 3000 INDEX+            STOCK INDEX++
                                                  --------------------         -------------------        ---------------------
12/31/96                                                 9425.00                    10000.00                    10000.00
6/30/97                                                 11071.00                    11777.00                    12062.00
12/31/98                                                14328.00                    16360.00                    17116.00
9/30/99                                                 16033.00                    17018.00                    17859.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 12/31/96 to 9/30/99

                                                    KEMPER AGGRESSIVE                                     STANDARD & POOR'S 500
                                                  GROWTH FUND CLASS B1         RUSSELL 3000 INDEX+            STOCK INDEX++
                                                  --------------------         -------------------        ---------------------
12/31/96                                                10000.00                    10000.00                    10000.00
6/30/97                                                 11695.00                    11777.00                    12062.00
12/31/98                                                14955.00                    16360.00                    17116.00
9/30/99                                                 16330.00                    17018.00                    17859.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 12/31/96 to 9/30/99

                                                    KEMPER AGGRESSIVE                                     STANDARD & POOR'S 500
                                                  GROWTH FUND CLASS C1         RUSSELL 3000 INDEX+            STOCK INDEX++
                                                  --------------------         -------------------        ---------------------
12/31/96                                                10000.00                    10000.00                    10000.00
12/31/97                                                11695.00                    11777.00                    12062.00
12/31/98                                                14955.00                    16360.00                    17116.00
9/30/99                                                 16621.00                    17018.00                    17859.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND FOR CLASS A SHARES ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75%, CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3% AND FOR CLASS C SHARES NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. AVERAGE ANNUAL TOTAL RETURN MEASURES ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B AND CLASS C SHARES. IN COMPARING KEMPER AGGRESSIVE GROWTH FUND TO THE INDICES, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

  +THE RUSSELL 3000 INDEX IS AN UNMANAGED INDEX COMPRISED OF 3000 OF THE
   LARGEST CAPITALIZED U.S. DOMICILED COMPANIES WHOSE COMMON STOCKS TRADE IN THE U.S. THIS PORTFOLIO OF SECURITIES REPRESENTS APPROXIMATELY 98 PERCENT OF THE INVESTABLE U.S. EQUITY MARKET. SOURCE IS CDA WIESENBERGER.

 ++THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
   REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS CDA WIESENBERGER.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON SEPTEMBER 30, 1999, AND ON SEPTEMBER 30, 1998.

                                  [BAR GRAPH]

                                                                  KEMPER AGGRESSIVE GROWTH           KEMPER AGGRESSIVE GROWTH
                                                                      FUND ON 9/30/99                    FUND ON 9/30/98
                                                                  ------------------------           ------------------------
Technology                                                                  34.3                               18.2
Consumer non-durables                                                       30.8                               30.6
Communication services                                                      12.2                               10.0
Capital goods                                                                9.8                                6.3
Health care                                                                  9.5                               27.6
Finance                                                                      2.6                                4.4
Energy                                                                       0.8                                1.6
Transportation                                                               0.0                                1.3

A COMPARISON WITH THE RUSSELL 3000 INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER AGGRESSIVE GROWTH FUND REPRESENTED ON SEPTEMBER 30, 1999 COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 3000 INDEX.

                                  [BAR GRAPH]

                                                                  KEMPER AGGRESSIVE GROWTH
                                                                      FUND ON 9/30/99             RUSSELL 3000 INDEX ON 9/30/99
                                                                  ------------------------        -----------------------------
Technology                                                                 34.30                              23.50
Consumer non-durables                                                      30.80                              21.20
Communication services                                                     12.20                               7.40
Capital goods                                                               9.80                               8.00
Health care                                                                 9.50                              10.90
Finance                                                                     2.60                              16.10
Energy                                                                      0.80                               5.00
Utilities                                                                   0.00                               3.60
Basic materials                                                             0.00                               3.30
Transportation                                                              0.00                               1.00

* The Russell 3000 Index is an unmanaged index comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stocks trade in the U.S. This portfolio of securities represents approximately 98 percent of the investable U.S. equity market.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 23.0 percent of the fund's total net assets on September 30, 1999

-----------------------------------------------------------------------------------------
            HOLDINGS                                                              PERCENT
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
1.          UNIVISION COMMUNICATIONS        A leading provider of                  2.8%
                                            Spanish-language broadcasting.
-----------------------------------------------------------------------------------------
2.          LEXMARK INTERNATIONAL           Global developer, manufacturer and     2.7%
                                            supplier of computer printers and
                                            printer products.
-----------------------------------------------------------------------------------------
3.          CONCORD EFS                     Provides transaction management        2.6%
                                            services and equipment. Services
                                            include check and credit-card
                                            authorization.
-----------------------------------------------------------------------------------------
4.          MERCURY INTERACTIVE             Creates products to automate the       2.5%
                                            testing and quality assurance of
                                            client-server software.
-----------------------------------------------------------------------------------------

5.          PINNACLE HOLDINGS               Owns wireless communication towers     2.2%
                                            that it leases to a variety of
                                            customers, including
                                            telecommunication providers, and
                                            government agencies.
-----------------------------------------------------------------------------------------

6.          COMVERSE TECHNOLOGIES           Develops, manufactures and markets     2.2%
                                            high-performance computer systems
                                            designed to serve a broad range of
                                            commercial and military
                                            multimedia-communications-processing
                                            applications.
-----------------------------------------------------------------------------------------
7.          CINAR FILMS                     Develops, produces and distributes     2.0%
                                            family-oriented programming and
                                            educational services.
-----------------------------------------------------------------------------------------

8.          VITESSE SEMICONDUCTOR           Produces component technologies        2.0%
                                            for a variety of industries,
                                            including computers,
                                            telecommunications, defense and
                                            aerospace.
-----------------------------------------------------------------------------------------

9.          LINEAR TECHNOLOGY               Designs, manufactures and markets      2.0%
                                            integrated circuits for a variety
                                            of products, including
                                            telecommunications equipment,
                                            computers, satellites and
                                            automotive systems.
-----------------------------------------------------------------------------------------
10.         GLOBAL INDUSTRIAL               Manufacturer of mining and             2.0%
            TECHNOLOGIES INC.               construction equipment.
-----------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER AGGRESSIVE GROWTH FUND

Portfolio of Investments at September 30, 1999
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
    MONEY MARKET INSTRUMENTS--8.86%                                                         PRINCIPAL AMOUNT    VALUE
----------------------------------------------------------------------------------------------------------------------

    REPURCHASE AGREEMENTS--0.82%
                                          (b)Repurchase Agreement with State Street Bank
                                               and Trust Company dated 9/30/1999 at 5.26%,
                                               to be repurchased at $608 on 10/1/1999,
                                               collateralized by a $425 U.S. Treasury
                                               Bond, 11.25%, 1/15/2007 (Cost $608)                   608       $   608
                                          ----------------------------------------------------------------------------
                                                                                                                   608
                                          ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

    COMMERCIAL PAPER--8.04%
                                          Ameritech Corp., 5.300%, 10/04/1999                      4,500         4,498
                                          Ford Motor Credit Corp. 5.440%, 10/01/1999               1,500         1,500
                                          ----------------------------------------------------------------------------
                                          (Cost $5,998)                                                          5,998
                                          ----------------------------------------------------------------------------
                                          TOTAL
                                          (Cost $6,606)                                                          6,606
                                          ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--91.14%                                                                   NUMBER OF SHARES
----------------------------------------------------------------------------------------------------------------------

    CONSUMER
    DISCRETIONARY--18.89
      APPAREL & SHOES--0.58
                                          (a)Tommy Hilfiger Corp                                  15,400       $   434
                                          ----------------------------------------------------------------------------

      DEPARTMENT & CHAIN STORES--5.69
                                          (a)Bebe Stores Inc                                      36,100           871
                                             Dayton Hudson Corp                                   17,000         1,021
                                          (a)Dollar Tree Stores Inc                               12,500           499
                                          (a)Kohl's Corp                                           8,000           529
                                          (a)Men's Wearhouse Inc.                                 33,300           716
                                             TJX Companies, Inc. (New)                            21,300           597
                                          ----------------------------------------------------------------------------
                                                                                                                 4,233

      HOTELS & CASINOS--1.86
                                          (a)Station Casinos Inc.                                 59,600         1,386
                                          ----------------------------------------------------------------------------

      RECREATIONAL PRODUCTS--1.03
                                             Harley-Davidson Inc.                                 15,300           766
                                          ----------------------------------------------------------------------------

      RESTAURANTS--3.66
                                          (a)CEC Entertainment Inc.                               41,100         1,474
                                          (a)Jack in the Box Inc.                                 50,500         1,259
                                          ----------------------------------------------------------------------------
                                                                                                                 2,733

      SPECIALTY RETAIL--4.01
                                          (a)CSK Auto Corp.                                       25,000           545
                                          (a)O'Reilly Automotive                                  12,000           572
                                             Regis Corp.                                          36,600           705
                                          (a)Zale Corp.                                           30,500         1,168
                                          ----------------------------------------------------------------------------
                                                                                                                 2,990

      MISCELLANEOUS--2.06
                                          (a)Cinar Corp.                                          50,800         1,537
                                          ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--1.19
      FOOD & BEVERAGE--1.19
                                          (a)Hain Food Group, Inc.                                36,000           891
                                          ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

    HEALTH--8.62
      BIOTECHNOLOGY--1.86
                                          (a)Biogen Inc.                                          17,600         1,387
                                          ----------------------------------------------------------------------------

      HEALTH INDUSTRY
      SERVICES--1.09
                                          (a)MedQuist, Inc.                                       24,400           816
                                          ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                            NUMBER OF SHARES    VALUE

MEDICAL SUPPLY & SPECIALTY--5.67
                                             Biomet Inc.                                          28,300       $   745
                                             Medtronic Inc.                                       16,514           586
                                          (a)ResMed, Inc.                                         19,900           658
                                          (a)VISX Inc.                                            16,200         1,281
                                          (a)Xomed Surgical Products, Inc.                        16,650           949
                                          ----------------------------------------------------------------------------
                                                                                                                 4,219
----------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--3.78
  TELEPHONE/ COMMUNICATIONS--3.78
                                          (a)MCI WorldCom, Inc.                                   16,300         1,172
                                          (a)Pinnacle Holdings, Inc.                              63,000         1,646
                                          ----------------------------------------------------------------------------
                                                                                                                 2,818
----------------------------------------------------------------------------------------------------------------------

FINANCIAL--2.32
  INSURANCE--2.32
                                          Orion Capital Corp.                                      9,200           436
                                          Protective life Corp.                                   20,000           580
                                          Providian Financial Corp.                                9,050           717
                                          ----------------------------------------------------------------------------
                                                                                                                 1,733
----------------------------------------------------------------------------------------------------------------------

MEDIA--7.32
  ADVERTISING--1.40
                                          (a)Outdoor Systems, Inc.                                29,200         1,044
                                          ----------------------------------------------------------------------------

BROADCASTING & ENTERTAINMENT--5.92
                                          (a)CBS Corp.                                            23,600         1,091
                                          (a)Hispanic Broadcasting Corp.                          16,700         1,271
                                          (a)Univision Communication Inc.                         25,200         2,051
                                          ----------------------------------------------------------------------------
                                                                                                                 4,413
----------------------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES--9.19
EDP SERVICES--0.52
                                          (a)CSG Systems International, Inc.                      14,200           389
                                          ----------------------------------------------------------------------------

MISCELLANEOUS COMMERCIAL--7.55
                                          (a)Concord EFS, Inc.                                    94,950         1,958
                                          (a)Dycom Industries, Inc.                               20,350           859
                                             Ecolab, Inc.                                         17,400           594
                                             Metris Companies Inc.                                36,100         1,063
                                             Select Appointments Hldgs. (ADR)                     34,100         1,151
                                          ----------------------------------------------------------------------------
                                                                                                                 5,625

MISCELLANEOUS CONSUMER--1.12
                                          (a)NovaCare Employee Services, Inc.                    343,600           838
                                          ----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

DURABLES--3.65
  AEROSPACE--0.98
                                          (a)Gilat Satellite Networks Ltd.                        13,600           729
                                          ----------------------------------------------------------------------------

  AUTOMOBILES--0.68
                                          (a)Tower Automotive, Inc.                               25,600           507
                                          ----------------------------------------------------------------------------

  CONSTRUCTION/ AGRICULTURAL--1.99
                                          (a)Global Industrial Technologies, Inc.                121,900         1,486
                                          ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

MANUFACTURING--4.11
  MACHINERY/ COMPONENTS--1.40
                                          (a)Wyman-Gordon Co.                                     56,000         1,047
                                          ----------------------------------------------------------------------------

  OFFICE EQUIPMENT/SUPPLIES--2.71
                                          (a)Lexmark International Group Inc. "A"                 25,100         2,021
                                          ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

                                                                                            NUMBER OF SHARES    VALUE

TECHNOLOGY--31.35
COMPUTER SOFTWARE--11.0
                                          (a)Advanced Digital Information Corporation             39,200       $ 1,090
                                          (a)America Online Inc.                                   6,600           686
                                          (a)Applied Digital Access, Inc.                        177,200           919
                                          (a)Comverse Technologies Inc.                           17,250         1,627
                                          (a)ITXC Corp.                                            2,700            86
                                          (a)Interleaf, Inc.                                       5,900           100
                                          (a)Intuit Inc.                                           8,400           736
                                          (a)Microsoft Corp.                                      10,600           960
                                          (a)Verity, Inc.                                         16,900         1,163
                                          (a)Viasoft, Inc.                                        91,100           783
                                          (a)Vitria Technology, Inc.                               1,400            51
                                          ----------------------------------------------------------------------------
                                                                                                                 8,201

DIVERSE ELECTRONIC PRODUCTS--1.19
                                          (a)Solectron Corp.                                      12,400           890
                                          ----------------------------------------------------------------------------

EDP PERIPHERALS--2.46
                                          (a)Mercury Interactive Corp.                            28,400         1,834
                                          ----------------------------------------------------------------------------

ELECTRONIC COMPONENTS--4.84
                                          (a)Applied Micro Circuits Corp.                         25,600         1,459
                                          (a)Cisco Systems, Inc.                                  16,300         1,118
                                          (a)Jabil Circuit                                        20,700         1,025
                                          ----------------------------------------------------------------------------
                                                                                                                 3,602

OFFICE/PLANT AUTOMATION--2.93
                                          (a)Mercury Computer Systems, Inc.                       40,000         1,360
                                          (a)Novell Inc.                                          39,900           825
                                          ----------------------------------------------------------------------------
                                                                                                                 2,185

SEMICONDUCTORS--8.93
                                          (a)Atmel Corp.                                          18,800           636
                                             Linear Technology Corp.                              25,400         1,493
                                          (a)QLogic Corp.                                          9,100           636
                                          (a)SDL, Inc.                                            14,000         1,068
                                          (a)Sanmina Corp.                                        17,200         1,331
                                          (a)Vitesse Semiconductor Corp.                          17,500         1,494
                                          ----------------------------------------------------------------------------
                                                                                                                 6,658
----------------------------------------------------------------------------------------------------------------------

ENERGY--0.72
OILFIELD SERVICES--0.72
                                          Halliburton Co.                                         13,100           537
                                          ----------------------------------------------------------------------------
                                          TOTAL
                                          (Cost $50,736)                                                        67,949
                                          ----------------------------------------------------------------------------
                                          TOTAL INVESTMENT
                                          (Cost $57,342)                                                       $74,555
                                          ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $57,342,000 for federal income tax purposes at September 30, 1999, the gross unrealized appreciation was $18,872,000, the gross unrealized depreciation was $1,659,000 and the net unrealized appreciation on investments was $17,213,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investment securities, at value, (cost $57,342)                 $74,555
-----------------------------------------------------------------------
Cash                                                                  1
-----------------------------------------------------------------------
Receivable for investments sold                                   1,995
-----------------------------------------------------------------------
Dividends receivable and interest receivable                          2
-----------------------------------------------------------------------
Receivable for Fund shares sold                                     223
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 76,776
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 LIABILITIES
-----------------------------------------------------------------------
Payable for investments purchased                                 2,196
-----------------------------------------------------------------------
Payable for Fund shares redeemed                                    136
-----------------------------------------------------------------------
Accrued management fee                                               13
-----------------------------------------------------------------------
Other accrued expenses                                               81
-----------------------------------------------------------------------
  Total liabilities                                               2,426
-----------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $74,350
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation on investment securities            $17,213
-----------------------------------------------------------------------
Accumulated net realized loss                                    (1,886)
-----------------------------------------------------------------------
Paid-in capital                                                  59,023
-----------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $74,350
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 NET ASSETS VALUE
-----------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
($39,623 /2,570 shares outstanding)                              $15.42
-----------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)           $16.36
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($27,688 /
  1,838 shares outstanding)                                      $15.06
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
(subject to contingent deferred sales charge) per share
($7,039 / 467 shares outstanding)                                $15.06
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Period ended September 30, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
Income:
  Dividends                                                     $    58
-----------------------------------------------------------------------
  Interest                                                          236
-----------------------------------------------------------------------
    Total investment income                                         294
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    241
-----------------------------------------------------------------------
  Administrative services fee                                       145
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            580
-----------------------------------------------------------------------
  Trustees' fees                                                     10
-----------------------------------------------------------------------
  Shareholder Reports                                                52
-----------------------------------------------------------------------
  Professional fees                                                  22
-----------------------------------------------------------------------
  Registration fees                                                  23
-----------------------------------------------------------------------
  Distribution service fee                                          204
-----------------------------------------------------------------------
  Other                                                               1
-----------------------------------------------------------------------
    Total expenses before reductions                              1,278
-----------------------------------------------------------------------
  Expense reductions                                               (261)
-----------------------------------------------------------------------
  Expenses, net                                                   1,017
-----------------------------------------------------------------------
NET INVESTMENT LOSS                                                (723)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------
Net realized gain from investment securities                      1,651
-----------------------------------------------------------------------
Net unrealized appreciation during the period on investment
securities                                                       16,804
-----------------------------------------------------------------------
Net gain on investment transactions                              18,455
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $17,732
-----------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED                  YEAR ENDED
                                                           SEPTEMBER 30, 1999          SEPTEMBER 30, 1998
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------------------------
 OPERATIONS:
  Net investment loss                                            $  (723)                    $  (207)
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                         1,651                      (3,498)
----------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation)                      16,804                      (1,141)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        17,732                      (4,846)
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains                 --                        (722)
----------------------------------------------------------------------------------------------------------
Fund share transactions:
----------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions           19,286                      31,291
----------------------------------------------------------------------------------------------------------
Increase in net assets                                            37,018                      25,723
----------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                   37,332                      11,609
----------------------------------------------------------------------------------------------------------
Net assets at end of year                                        $74,350                     $37,332
----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Aggressive Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end, non-diversified management investment company organized as a Massachusetts business trust. The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through September 30, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of

NOTES TO FINANCIAL STATEMENTS

                             which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 1999, the fund had a net tax basis capital loss carryforward of approximately $1,893,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007, the expiration date.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .20% based upon the fund's performance as compared to the performance of the Standard & Poor's 500 Stock
                             Index (thus the fee on an annual basis can range from .45% to .85% of average daily net assets).

                             During the year ended September 30, 1999, the fund incurred management fees as follows:

                             Base fee                                                  $ 386,000
                             Performance adjustment                                     (145,000)
                                                                                       ---------
                             Total fees                                                $ 241,000
                                                                                       =========

                             Scudder Kemper has agreed to waive certain operating expenses of the fund. Under this agreement, Scudder Kemper waived and absorbed operating expenses of $261,000 for the year ended September 30, 1999.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 1999 are $31,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution and CDSC received by KDI for the year ended September 30, 1999 are $212,000 after a distribution services fee waiver by Scudder Kemper.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the year ended September 30, 1999, after an expense absorption by Scudder Kemper.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $387,000 for the year ended September 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended September 30, 1999 the fund made no payments to its officers and incurred trustees fees of $10,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $83,177

                             Proceeds from sales                          67,247

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                            YEAR ENDED                      YEAR ENDED
                                                        SEPTEMBER 30, 1999              SEPTEMBER 30, 1998
                                                       ---------------------           --------------------
                                                       SHARES        AMOUNT            SHARES       AMOUNT
                             SHARES SOLD
                              Class A                   1,655       $ 23,822           1,734        $21,823
                             ------------------------------------------------------------------------------
                              Class B                   1,250         16,813           1,096         13,857
                             ------------------------------------------------------------------------------
                              Class C                     374          5,103             239          3,009
                             ------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                      --             --              35            399
                             ------------------------------------------------------------------------------
                              Class B                      --             --              22            251
                             ------------------------------------------------------------------------------
                              Class C                      --             --               5             59
                             ------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                  (1,047)       (14,489)           (373)        (4,746)
                             ------------------------------------------------------------------------------
                              Class B                    (620)        (9,794)           (172)        (2,248)
                             ------------------------------------------------------------------------------
                              Class C                    (158)        (2,169)            (88)        (1,113)
                             ------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                      46            627              21            279
                             ------------------------------------------------------------------------------
                              Class B                     (46)          (627)            (22)          (279)
                             ------------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL
                              SHARE TRANSACTIONS                    $ 19,286                        $31,291
                             ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33% percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------------
                                                                CLASS A
                                           -------------------------------------------------
                                             YEAR            YEAR          DECEMBER 31, 1996
                                             ENDED           ENDED             TO
                                           SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                             1999            1998             1997
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period          $10.98           12.60              9.50
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.11)           (.02)             (.02)
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       4.55           (1.05)             3.12
--------------------------------------------------------------------------------------------
Total from investment operations                4.44           (1.07)             3.10
--------------------------------------------------------------------------------------------
Less distribution from net realized gain          --             .55                --
--------------------------------------------------------------------------------------------
Net asset value, end of period                $15.42           10.98             12.60
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  40.44%          (8.67)            32.63
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses absorbed by the fund                   1.30%           1.25              1.49
--------------------------------------------------------------------------------------------
Net investment loss                             (.81)%          (.42)             (.35)
--------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses by the fund                            1.59%           1.46                --
--------------------------------------------------------------------------------------------
Net investment loss                            (1.10)%          (.63)               --
--------------------------------------------------------------------------------------------

                                           -------------------------------------------------
                                                                CLASS B
                                           -------------------------------------------------
                                             YEAR            YEAR          DECEMBER 31, 1996
                                             ENDED           ENDED             TO
                                           SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                             1999            1998             1997
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period          $10.83           12.52              9.50
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.24)           (.04)             (.08)
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       4.47           (1.10)             3.10
--------------------------------------------------------------------------------------------
Total from investment operations                4.23           (1.14)             3.02
--------------------------------------------------------------------------------------------
Less distribution from net realized gain          --             .55                --
--------------------------------------------------------------------------------------------
Net asset value, end of period                $15.06           10.83             12.52
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  39.06%          (9.30)            31.79
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses absorbed by the fund                   2.17%           2.12              2.41
--------------------------------------------------------------------------------------------
Net investment loss                            (1.68)%         (1.29)            (1.27)
--------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                        2.77%           2.81                --
--------------------------------------------------------------------------------------------
Net investment loss                            (2.28)%         (1.98)               --
--------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------------
                                                                CLASS C
                                           -------------------------------------------------
                                             YEAR            YEAR          DECEMBER 31, 1996
                                             ENDED           ENDED             TO
                                           SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                             1999            1998             1997
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period          $10.84           12.53              9.50
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.25)           (.04)             (.07)
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       4.47           (1.10)             3.10
--------------------------------------------------------------------------------------------
Total from investment operations                4.22           (1.14)             3.03
--------------------------------------------------------------------------------------------
Less distribution from net realized gain          --             .55                --
--------------------------------------------------------------------------------------------
Net asset value, end of period                $15.06           10.84             12.53
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  38.93%          (9.29)            31.89
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses absorbed by the fund                   2.30%           2.10              2.19
--------------------------------------------------------------------------------------------
Net investment loss                            (1.81)%         (1.27)            (1.05)
--------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                        2.96%           2.76                --
--------------------------------------------------------------------------------------------
Net investment loss                            (2.47)%         (1.93)               --
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------
                                               YEAR            YEAR        DECEMBER 31, 1996
                                               ENDED           ENDED              TO
                                           SEPTEMBER 30,   SEPTEMBER 30,     SEPTEMBER 30,
                                               1999            1998              1997
--------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                    $74,350         37,332            11,609
--------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              125            190               364
--------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for the period ended September 30, 1999 was determined based on average shares outstanding. Scudder Kemper agreed to temporarily waive and absorb certain operating expenses of the fund during the years ended September 30, 1999 and September 30, 1998. The Other Ratios to Average Net Assets are computed without this waiver.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER AGGRESSIVE GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Aggressive Growth Fund as of September 30, 1999, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Aggressive Growth Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1997 to conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 15, 1999

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Chairman and Trustee              President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and                Assistant Treasurer
                                  Secretary
DONALD L. DUNAWAY
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        LINDA J. WONDRACK
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           MAUREEN E. KANE
                                  Assistant Secretary
CORNELIA SMALL
Vice President and Trustee

WILLIAM P. SOMMERS
Trustee

----------------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
----------------------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
----------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG
                                      233 South Wacker Drive
                                      Chicago, IL 60606
----------------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

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